MERRILL LYNCH REAL ESTATE FUND, INC.



                       Supplement dated January 19, 2001
                    to the Prospectus dated March 30, 2000



     The Board of Directors has approved the liquidation of Merrill Lynch Real Estate Fund, Inc. (the "Fund") pursuant to a Plan of Liquidation and Dissolution, subject to stockholder approval at a meeting to be held on April 30, 2001 (the "Meeting"). The Board of Directors has fixed the close of business on February 27, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

     Stockholders are reminded that they have an exchange privilege with other Merrill Lynch mutual funds as set forth under "How to Buy, Sell, Transfer and Exchange Shares."



Code #19017-03-00 ALL